SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       April 20, 2007
Comm Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-17455	23-2242292

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

125 North State Street, Clarks Summit, PA	18411

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:       (570) 586-0377
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 20, 2007, the Board of Directors of Comm Bancorp, Inc. announced the final results of its “modified Dutch Auction” tender offer to purchase up to 110,000 shares of its outstanding common stock, which expired at 5:00 p.m., New York City time, on April 13, 2007. Reference is made to the news release filed at Exhibit 99(i) to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
99(i)	News Release dated April 20, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comm Bancorp, Inc.
(Registrant)
Date: April 20, 2007	By:	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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